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                                                                   EXHIBIT 10.73


                           GENERAL SECURITY AGREEMENT
                               (HAYES CORPORATION)


1.       GRANT OF SECURITY INTEREST.

         For valuable consideration, receipt whereof is acknowledged, and as general and continuing security for the payment of all obligations, indebtedness and liabilities in any currency of HAYES CORPORATION, FORMERLY KNOWN AS ACCESS BEYOND, INC. of 1300 Quince Orchard Boulevard, Gaithersburg, Maryland 20878 (the "Undersigned") to THE CIT GROUP/CREDIT FINANCE, INC. ("Lender") with an office at 1211 Avenue of the Americas, 21st Floor, New York, New York 10036, whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, and all other liabilities of the Undersigned to Lender, direct or indirect, absolute or contingent, matured or not, wheresoever and howsoever incurred (whether incurred by the Undersigned alone or with another or others, whether incurred as principal or surety and whether arising from dealings between Lender and the Undersigned or from other dealings or proceedings by which Lender may be or become in any manner whatever a creditor of the Undersigned) and any ultimate unpaid balance thereof, whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, including, without limiting the generality of the foregoing, (i) liability of the Undersigned under any contract of guarantee now or hereafter in existence whereby the Undersigned guarantees payment of the debts, liabilities and obligations of a third party to Lender, including, but not limited to, that certain Guaranty dated of even date herewith from the Undersigned to Lender, as hereafter modified, amended or otherwise altered (the "Guaranty"), pursuant to which the Undersigned has guaranteed all debts, liabilities and obligations of Hayes Microcomputer Products, Inc. ("Borrower"), whether now existing or hereafter arising, to Lender, and (ii) all interest, commissions, legal and other costs, charges and expenses (collectively, the "Obligations"), the Undersigned hereby grants, assigns, transfers, sets over, mortgages and charges to Lender, its successors and assigns, and grants to Lender, its successors and assigns, a continuing security interest in and lien upon, the Collateral (as defined in paragraph 2 hereof). If the security interest in the Collateral is not sufficient, in the event of default as hereinafter defined, to satisfy all Obligations of the Undersigned to Lender, the Undersigned acknowledges and agrees that the Undersigned shall continue to be liable for any Obligations remaining outstanding and Lender shall be entitled to pursue full payment thereof.

2.       DESCRIPTION OF COLLATERAL.

         The Collateral of the Undersigned shall be deemed to include:

         (a) Accounts. All accounts, including contract rights, deposit accounts in banks, credit unions, trust companies and similar institutions, debts, claims, dues, moneys,

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                  demands and choses in action of every nature and kind
                  howsoever arising which now are or which may at any time hereafter be due, owing or accruing due to or owned by the Undersigned, and also all securities, bills, notes, letters of credit and other documents now held or owned or which may be hereafter taken, held or owned by the Undersigned or anyone on behalf of the Undersigned in respect of the said accounts, debts, claims, dues, moneys, demands and choses in action or any part thereof, and also all books and papers recording, evidencing or relating to the said accounts, debts, claims, dues, moneys, demands and choses in action or any part thereof, and also all claims of any kind which the Undersigned now has or may hereafter have, including, but not limited to, claims under insurance policies ("Accounts");

         (b) Chattel Paper. All chattel paper now or hereafter owned by the Undersigned ("Chattel Paper");

         (c) Documents of Title. All warehouse receipts, bills of lading and other documents of title, whether negotiable or otherwise, now or hereafter owned by the Undersigned ("Documents of Title");

         (d) Instruments. All instruments now or hereafter owned by the Undersigned ("Instruments");

         (e) Equipment. All goods, machinery, equipment and other tangible personal property now owned or hereafter acquired or reacquired by the Undersigned, which are neither Inventory as described in subparagraph 2(g) nor consumer goods, used or intended for use in or about the places designated in Schedule A hereto or in any business conducted elsewhere by the Undersigned, including, without limiting the generality of the foregoing, all machinery, equipment, fixtures, furniture, plant, tools, vehicles, other tangible personal property, and all accessories installed in or affixed or attached or appertaining to any of the foregoing ("Equipment");

         (f) Intangibles. All intangible property now owned or hereafter acquired or reacquired by the Undersigned which is not Accounts as defined in subparagraph 2(a), including, without limiting the generality of the foregoing, all general intangibles, contract rights, contracts, agreements, options, permits, licenses, consents, approvals, authorizations, orders, judgments, certificates, rulings, insurance policies, agricultural and other quotas, subsidies, franchises, immunities, privileges, and benefits as well as all goodwill, patents, trade marks, trade names, trade secrets, inventions, processes, copyrights and other industrial or intellectual property, whether foreign or domestic ("Intangibles");

         (g) Inventory. All inventory of whatever kind and wherever situated now owned or hereafter acquired or reacquired by the Undersigned including, without limiting the

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                  generality of the foregoing, all goods, merchandise, raw
                  materials, goods or work in process, finished goods, other tangible personal property held for sale, lease or resale or that have been leased or consigned to or by the Undersigned or furnished or to be furnished under contracts for service or used or consumed in the business of the Undersigned ("Inventory");

         (h) Securities. All shares, stock, warrants, rights, bonds, debentures, debenture stock, instruments or other securities, securities accounts, securities entitlements, money, letters of credit, advices of credit and checks now or hereafter owned by the Undersigned together with renewals thereof, substitutions therefor, accretions thereto and all rights and claims in respect thereof ("Security"); and

         (i) Books, Records etc. With respect to the personal property described in subparagraphs 2(a) to 2(i) inclusive, all books, accounts, invoices, letters, papers, documents, disks, and other records in any form, electronic or otherwise, evidencing or relating thereto and all contracts, securities, bills, notes, instruments, writings and other documents and other rights and benefits in respect thereof now or hereafter held or owned by the Undersigned or anyone on behalf of the Undersigned;

and includes all parts, components, renewals, substitutions and replacements thereof, all attachments, accessories, increases, additions and accessions thereto and any interest of the Undersigned therein and further includes the proceeds, in whatever form, of any sale, lease or other disposition of the foregoing and all personal property in any form or fixtures derived directly or indirectly from any dealing with any of the foregoing or proceeds therefrom, any insurance or other payment that indemnifies or compensates for destroyed, damaged, stolen or lost Collateral (as hereinafter defined) and any payment made in total or partial discharge or redemption of an Intangible, Instrument, Document of Title, Chattel Paper or Security (collectively, the "Collateral").

         In this General Security Agreement, the words "consumer goods" and "goods" shall have the same meanings as their defined meanings where such words are defined in the Uniform Commercial Code of Georgia, as in effect from time to time in Georgia (the "Code"). Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

3.       REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

         The Undersigned hereby represents and warrants, and so long as this General Security Agreement remains in effect shall be deemed to continuously represent and warrant, to Lender that:

         (a) Except for the security interest created hereby, the other security interests granted by the Undersigned which are hereafter approved by Lender in writing prior to their creation or assumption, or which are Permitted Liens (as defined in subparagraph 4(e) hereof), the Undersigned is, or with respect to Collateral acquired after the date

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                  hereof will be, the sole beneficial owner of the Collateral, free and clear of any mortgage, lien, pledge, charge, security interest, hypothecation, adverse interest, encumbrance, tax or assessment.

         (b) The Undersigned has, or with respect to Collateral acquired after the date hereof will have, the right to grant a security interest in the Collateral in favor of Lender.

         (c) To the extent applicable, each Account, Chattel Paper, Instrument, Document of Title, Intangible and Security which constitutes Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Third Party Debtor"), and the amount represented by the Undersigned to Lender from time to time as owing by each Third Party Debtor or by all Third Party Debtors will be the correct amount actually and unconditionally owing by such Third Party Debtor or Third Party Debtors, except for normal cash discounts where applicable, and no Third Party Debtors will have any defense, set-off, claim or counterclaim against the Undersigned which can be asserted against Lender, whether in any proceeding to enforce the Collateral, this General Security Agreement or otherwise.

         (d) The locations specified in Schedule A hereto as to business operations and records are accurate and complete and the Collateral insofar as it consists of goods (other than Inventory in transit from suppliers or in transit to customers) and other tangible property is at and will be kept at one of such locations or at such other locations as the Undersigned shall specify in writing to Lender and, subject to the provisions of this General Security Agreement, none of the Collateral shall be moved therefrom without the prior written consent of Lender.

         (e) The Undersigned's chief executive address is as set out in Schedule A hereto.

         (f) The Undersigned is duly incorporated and organized and validly existing under the laws of Delaware and has full corporate power, authority and capacity to conduct its business and own the Collateral in all jurisdictions in which the Undersigned carries on business.

         (g) The Undersigned has full corporate power, authority and capacity to execute, deliver and perform all of its obligations under this General Security Agreement.

         (h) All corporate action on the part of the Undersigned, its directors or shareholders, necessary for the authorization, execution, delivery and performance of this General Security Agreement has been duly taken.

         (i) The officers of the Undersigned executing this General Security Agreement and any other instrument or agreement required hereunder hold the offices which they purport to hold and are fully and duly authorized to execute the same.

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         (j)      This General Security Agreement when duly executed and
                  delivered by the Undersigned will be a legal, valid and binding obligation of the Undersigned, enforceable against it in accordance with its terms, subject only as such enforcement may be limited by bankruptcy, insolvency and any other similar laws or proceedings relating to the enforcement of creditors' rights generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of a court of competent jurisdiction.

         (k) There is no charter, by-law, or capital stock provision of the Undersigned and no provision of any indenture, mortgage, lease or agreement, written or oral, to which the Undersigned is a party or under which the Undersigned is obligated, nor to the knowledge of the Undersigned is there any law, statute, rule or regulation, or any judgment, decree or order of any court or agency binding on the Undersigned, which would be violated, contravened, breached by or under which default would occur as a result of the execution and delivery of this General Security Agreement or by the performance of any provision, condition, covenant or other term hereof.

         (l) There is no litigation, tax claim, proceeding or dispute in progress, pending or, to the knowledge of the Undersigned, threatened, against, relating to or affecting the Undersigned or its property, the adverse determination of which might adversely affect the Undersigned's financial condition or operations or impair the Undersigned's ability to perform its obligations hereunder or under any other instrument or agreement required hereunder.

         (m) The undersigned is solvent in the sense that the fair saleable value of all of its assets exceeds the total amount of its liabilities.

4.       COVENANTS OF THE UNDERSIGNED.

         So long as this General Security Agreement remains in effect, the Undersigned hereby covenants and agrees that:

         (a) Without the prior written consent of Lender, the Undersigned shall not assume, create or permit the creation of any mortgage, lien, charge, pledge, security interest, hypothecation or encumbrance whatsoever (other than a Permitted Lien) on any of the Collateral, including, without limiting the generality of the foregoing, any purchase money security interest as defined in the Code.

         (b) The Undersigned shall diligently defend its title to the Collateral against the claims and demands of all persons claiming the same or an interest therein.


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         (c)      The Undersigned shall diligently maintain, use and operate the
                  Collateral and shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and the earnings, incomes, rents, issues and profits thereof.

         (d) The Undersigned shall (i) cause the Collateral to be properly insured and kept properly insured with reputable insurers as shall be acceptable to Lender against loss or damage by fire, windstorm, water, theft, malicious mischief and extended coverage, and such other risks as Lender may require, to the full insurable value thereof, (ii) either assign the insurance policies to Lender or have the loss thereunder made payable to Lender, as Lender may require, (iii) deliver to Lender the originals of such policies or certified copies thereof with satisfactory lender's loss payable endorsements naming Lender as sole loss payee, mortgagee, assignee and additional insured, as appropriate, and (iv) deliver to Lender evidence of such insurance satisfactory to Lender. Should the Undersigned neglect to maintain such insurance, Lender may (but shall not be required to) insure the Collateral, and any premiums paid by Lender together with interest thereon shall be payable by the Undersigned to Lender upon demand.

         (e) The Undersigned shall keep the Collateral free and clear of all taxes, assessments, claims, liens and encumbrances except for ("Permitted Liens"):

                  (i) security interests and liens at any time granted in favor of Lender;

                  (ii) liens for taxes that are not yet due or are being contested in good faith by the Undersigned by appropriate proceedings promptly instituted and diligently conducted, when the Undersigned has established appropriate reserves therefor, but only if nonpayment of such taxes will not have a material adverse effect upon the business, operations, properties, condition (financial or otherwise), or the business prospects of the Undersigned or the Collateral and no lien is imposed upon the Undersigned's assets with respect to such taxes unless such lien is at all times junior and subordinate in priority to the security interests and liens in favor of Lender;

                  (iii) statutory liens arising in the ordinary course of the Undersigned's business by operation of law or regulation, but only if (a) payment in respect of any such lien is not at the time required or such liens are being contested in good faith by the Undersigned by appropriate proceedings promptly instituted and diligently conducted, when the Undersigned has established appropriate reserves therefor, (b) such liens do not, in the aggregate, materially detract from the value of the Collateral or materially impair the use thereof in the operation of the Undersigned's business, and (c) such liens are at all times junior and subordinate to the security interests and liens in favor of Lender; and


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                  (iv)     such other liens as Lender may hereafter approve in
                           writing.

         (f) The Undersigned shall pay all rents, taxes, rates, levies, assessments, government fees, dues and other charges of every nature lawfully levied, assessed or imposed against or in respect of the Undersigned or the Collateral or any part thereof as and when the same shall become due and payable, and shall exhibit to Lender, when required, the receipts and vouchers establishing such payments.

         (g) The Undersigned shall preserve and maintain its corporate existence, rights, franchises and privileges and shall duly observe and conform to all valid requirements of any governmental authority relative to its business, credit or any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held.

         (h)      The Undersigned shall notify Lender in writing:

                  (i) promptly after the Undersigned's learning thereof, of the commencement of any litigation or claims before any court, administrative board or other tribunal relating to or affecting the Undersigned or any of its properties, whether or not the claim is considered by the Undersigned to be covered by insurance;

                  (ii) of the occurrence of any event or the existence of any fact which renders any representation or warranty in this General Security Agreement inaccurate, incomplete or misleading;

                  (iii) promptly after the Undersigned's learning thereof, of any default by the Undersigned under any note indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any indebtedness of the Undersigned exceeding $300,000;

                  (iv) promptly after the occurrence thereof, of any Event of Default;

                  (v) promptly after the occurrence thereof, of any default by any obligor under any note or other evidence of indebtedness payable to the Undersigned;

                  (vi) promptly after the occurrence thereof, of any judgment rendered against the Undersigned in an amount exceeding $300,000;

                  (vii) at least thirty (30) days prior to the occurrence thereof, the details of any proposed material acquisition of Collateral and, promptly after the occurrence thereof, the details of any acquisition of any vehicle, mobile home, trailer, boat, aircraft or aircraft engine;

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                  (viii)   promptly after the Undersigned's learning thereof, of
                           any event which occurs that would have an adverse effect upon the Collateral or upon the financial condition of the Undersigned, including, without limiting the generality of the foregoing, any loss of or damage to the Collateral, any default by any Third Party Debtors in the payment or other performance of its obligations with respect to the Collateral or the return to or repossession by the Undersigned of Collateral where such return or repossession of Collateral is material in relation to the business of the Undersigned; and

                  (ix) promptly (and in any event within 2 Business Days) after the Undersigned's learning thereof, of the termination of or assertion by a landlord of the Undersigned of any default under any lease between such landlord and the Undersigned.

         (i) The Undersigned shall not sell, exchange, transfer, lease, assign or otherwise dispose of or change the use of the Collateral or any interest therein (except for sales of Inventory in the ordinary course of the Undersigned's business so long as no Event of Default exists hereunder) or modify, amend, discount, compromise or terminate any Chattel Paper, Document of Title, Instrument, Security, Intangible or Accounts, or assign, factor or discount any of the Accounts to a third party, without the prior written consent of Lender. All proceeds of the Collateral shall be held in trust by the Undersigned for Lender.

         (j) The Undersigned shall prevent the Collateral, except the Collateral sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this General Security Agreement.

         (k) The Undersigned shall not create or permit the creation of any trust deed or similar instrument without the prior written consent of Lender.

         (l) The Undersigned shall keep proper books of account in accordance with sound accounting practice and complete and accurate records concerning the Collateral. The Undersigned shall from time to time forthwith, on request, furnish to Lender in writing all information and statements, including financial information and statements, requested relating to the Undersigned's business, the Collateral or any part thereof, and Lender or its authorized agents shall be entitled from time to time to inspect the tangible Collateral wherever located, including, without limiting the generality of the foregoing, the books and records, financial or otherwise, maintained by the Undersigned with respect to the Collateral, and to make copies thereof and take extracts therefrom, and for such purpose Lender or its authorized agents shall have access to all places where the Collateral or any part thereof is located and to all premises occupied by the Undersigned.


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         (m)      The Undersigned shall keep all Collateral, other than
                  Inventory in transit, at one or more locations set forth in Schedule A attached hereto, and all such Collateral shall not, without the prior written consent of Lender, be moved therefrom, except prior to an Event of Default, for (i) sales of Inventory in the ordinary course of business and (ii) the storage of Inventory at locations within Maryland and Georgia other than those shown on Schedule A if, prior to storage of any such Inventory at such locations, all filings that are necessary to perfect or continue to perfect Lender's security interests in or liens upon the Collateral have been filed.

         (n) The Undersigned shall provide Lender with all agreements hereafter entered into between the Undersigned and any landlord or warehouseman which owns any premises at which any Inventory may hereafter be kept. The Undersigned shall obtain a lien waiver or subordination, in the form requested by Lender, from each landlord of a premises leased by the Undersigned.

         (o) The Undersigned shall furnish Lender with Inventory reports, which reports shall describe the Inventory by each location and be substantially in the form requested by Lender, at such times as Lender may request. The Undersigned shall conduct a physical inventory no less frequently than annually and shall provide to Lender reports based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall reasonably request.

         (p) The Undersigned shall deliver to Lender from time to time promptly upon request such other information concerning the Collateral, the Undersigned and the Undersigned's business and affairs as Lender may reasonably request.

         (q) The Undersigned shall not change its name or the location of its chief executive office or principal place of business without having given Lender at least sixty (60) days prior written notice thereof.

5.       USE AND VERIFICATION OF COLLATERAL.

         Subject to compliance with the Undersigned's covenants contained herein and paragraph 7 hereof, the Undersigned may, until an Event of Default, possess, operate, collect, use, enjoy and deal with the Collateral in the ordinary course of the Undersigned's business in any lawful manner not inconsistent with the provisions of this General Security Agreement; provided always that Lender shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner Lender may consider appropriate and the Undersigned agrees to furnish all assistance and information and to perform all such acts as Lender may request in connection therewith and for such purpose, the Undersigned shall permit Lender and its representatives, from time to time, and as often as may be requested, but only during normal business hours, to (i) visit and inspect the properties at which any Collateral is located, (ii) inspect, audit and make extracts from its books and records and (iii) discuss with the Undersigned's officers, employees and

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independent accountants, the Undersigned's business, assets, liabilities, financial condition, business prospects and results of operations.

6.       SECURITIES.

         If Collateral at any time includes Securities, the Undersigned hereby authorizes Lender to transfer the same or any part thereof into its own name or that of its nominee(s) so that Lender or its nominee(s) may appear of record as the sole registered owner thereof; provided, that, until the occurrence of Event of Default, Lender shall deliver promptly to the Undersigned all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any reasonable expenses in connection thereof, shall issue to the Undersigned or its order a proxy to vote and take all action with respect to such Securities. After the occurrence of an Event of Default, the Undersigned waives all rights to receive any notices or communications received by Lender or its nominee(s) as such registered owner and agrees that no proxy issued by Lender to the Undersigned or its order as aforesaid shall thereafter be effective. Lender shall be entitled but not bound or required to vote in respect of such Securities at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of such Securities may at any time have; provided, that, Lender shall not be responsible for any loss occasioned by the exercise of any of such rights or by the failure to exercise the same within the time limited for the exercise thereof.

7.       COLLECTION AND VERIFICATION OF ACCOUNTS AND OTHER DEBTS.

         To expedite collection, the Undersigned shall endeavor to make collection of its Accounts and all debts evidenced by its Chattel Paper or its Instruments for Lender. Any of Lender's officers, employees or agents shall have the right, at any time or times thereafter, in the name of Lender, any designee of Lender or the Undersigned, to verify the validity, amount or any other matter relating to any Account with the account debtor of such Account by mail, telephone, telecopier or otherwise. The Undersigned shall cooperate fully with Lender to facilitate and promptly conclude any such verification process.

8.       PROCEEDS, INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS.

         Whether or not an Event of Default has occurred, Lender may take control of or receive all proceeds of, income from or interest on Collateral and may apply any money taken as Collateral to the satisfaction of the Obligations secured hereby. Lender may hold as additional security any increase or profits received from any Collateral in Lender's possession, may receive any payment or distribution upon redemption or retirement of the Collateral or upon the dissolution or liquidation of the issuer of the Collateral and may apply any money received from such Collateral to reduce the Obligations secured hereby and may hold any balance as additional security for such part of the Obligations as may not yet be due, whether absolute or contingent. If the Undersigned receives any such increase or profits or payments or distributions, the Undersigned will deliver the same promptly to Lender to be held by Lender as herein provided. Lender will not be obligated to keep any


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Collateral separate or identifiable. In the case of any Instrument, Security or
Chattel Paper, Lender will not be obligated to take any necessary or other steps to preserve rights against other persons.

9.       EVENT OF DEFAULT.

         The occurrence of one or more of the following events shall constitute an "Event of Default":

         (a) The Undersigned shall default in the payment of all or any part of the Obligations of the Undersigned to Lender as the same falls due, whether by acceleration or otherwise.

         (b) The Undersigned shall default in the performance or observance of any covenant, obligation, term, condition, undertaking, provision or agreement heretofore, herein or hereafter given to Lender, whether contained herein or in any other agreement to which the Undersigned and Lender are parties, including, without limiting the generality of the foregoing, any covenant or undertaking set out in the Guaranty.

         (c) Any of the representations and warranties heretofore, herein or hereafter given to Lender is or becomes incorrect in any respect at any time or any certificate, statement or audit report heretofore, herein or hereafter given or delivered to Lender is incorrect in any respect at the time such certificate, statement or audit report is given or delivered to Lender.

         (d) If any execution, judgment or any other process of any court shall become enforceable against the Undersigned or any guarantor of any of the Obligations or any distress or analogous process shall be levied upon the Collateral or any part thereof.

         (e) The Undersigned or any guarantor of any of the Obligations shall become insolvent, file a bankruptcy petition, make an assignment in bankruptcy, make a bulk sale of its assets or otherwise transfer all or substantially all of its assets, propose a compromise or arrangement to its creditors or take advantage of provisions for relief under the U.S. Bankruptcy Code or any other legislation for the benefit of insolvent debtors.

         (f) If a bankruptcy petition shall be filed or presented against the Undersigned or any guarantor of any of the Obligations and not be bona fide opposed by the Undersigned or any guarantor of any of the Obligations, any proceeding is taken, whether in court or under the terms of any agreement or appointment in writing, with respect to a compromise or arrangement to have the Undersigned or any guarantor of any of the Obligations dissolved, liquidated or wound up, or to have a receiver or similar official appointed in respect of the Undersigned or any guarantor of any of the Obligations or of any part of the Collateral, or if any encumbrance becomes enforceable against any Collateral or any encumbrancer takes possession of any part thereof.

         (g) The Undersigned or any guarantor of any of the Obligations shall cease or threaten to cease to carry on business for a period which significantly affects the Undersigned's capacity to continue its business, on a profitable basis; or the Undersigned shall suffer the loss or revocation of any license or permit now held or hereafter acquired by the Undersigned which is necessary to the continued or lawful operation of its business; or the Undersigned shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs.

         (h) An Event of Default shall have occurred under (and as defined in) the Loan and Security Agreement dated December 21, 1995, between Lender and Borrower, as modified, amended or otherwise altered (the "Loan Agreement").

         (i) If the Undersigned enters into any reorganization, merger or other similar arrangement.

         (j) The Undersigned shall be criminally indicted or convicted under any law that could lead to forfeiture of any property of the Undersigned.

         (k) Lender shall have commercially reasonable grounds to believe that the prospect of payment of the Obligations or performance of the obligations under this General Security Agreement or under any other agreement between the Undersigned and Lender are about to be impaired or that the Collateral is about to be in danger of being lost, damaged, confiscated or placed in jeopardy.

         (l) The Undersigned or any other guarantor of all or any part of the Obligations shall revoke or attempt to revoke its guaranty.

The provisions of this clause are not intended in any way to affect any rights of Lender with respect to any Obligations which may now or hereafter be payable on demand.

10.      REMEDIES ON DEFAULT.

         (a) Upon or at any time after the occurrence of any Event of Default, Lender, at its sole discretion, may declare all or any part of the Obligations, whether or not any such Obligation is not by its terms payable on demand, to be immediately due and payable in full, without demand or notice of any kind.

         (b) If Lender declares that the Obligations shall immediately become due and payable in full, Lender may withhold any future advances, may proceed to enforce payment of the Obligations, take immediate possession of the Collateral, enter upon any premises of the Undersigned, otherwise enforce this General Security Agreement and enforce any rights of the Undersigned in respect of the Collateral by any manner permitted by applicable law, and may use the Collateral in the manner and to the extent that Lender may consider appropriate and may hold, insure, repair, process, maintain, preserve, prepare for disposition and dispose of the same and may require the Undersigned to assemble and deliver the Collateral or make the Collateral available to Lender at a place designated by Lender. Lender may also take proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver and manager) of the Collateral or of any part thereof or may by instrument in writing appoint any person to be a receiver of the Collateral or of any part thereof and may remove any receiver so appointed by Lender and appoint another in his stead; and any such receiver appointed by instrument in writing shall, to the extent permitted by applicable law or to such lesser extent permitted, have all of the rights, remedies, benefits and powers of Lender hereunder or under the Code or otherwise and, without limiting the generality of the foregoing, have power (i) to take possession of the Collateral or any part thereof, (ii) to carry on or concur in carrying on all or any part or parts of the business of the Undersigned, (iii) to file such proofs of claim and other documents as may be necessary or advisable in order to have his claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Undersigned, (iv) to borrow money required for the seizure, repossession, retaking, repair, insurance, maintenance, preservation, protection, collection, preparation for disposition, disposition or realization of the Collateral or any part thereof and for the enforcement of this General Security Agreement or for the carrying on of the business of the Undersigned on the security of the Collateral in priority to the security interest created under this General Security Agreement, and (v) to sell, lease or otherwise dispose of, or concur in the sale, lease or other disposition of, the whole or any part of the Collateral at public auction, by public tender or by private sale, lease or other disposition, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine, provided that if any such disposition involves a deferred payment or payments, Lender will not be accountable for and the Undersigned will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received. Any such receiver shall for all purposes be deemed to be the agent of the Undersigned. Lender may from time to time fix the remuneration of such receiver. All moneys from time to time received by such receiver shall be paid by him first in discharge of the reasonable expenses of Lender incurred in retaking, holding, repairing, processing and preparing for disposition and disposing of the Collateral including, without limitation, all rents, taxes, rates, insurance premiums and outgoings affecting the Collateral, remuneration of the receiver, such other amounts referred to in subparagraph 12(b) hereof, costs of keeping in good standing any liens and charges on the Collateral prior to the security constituted by this General Security Agreement and any other reasonable expenses incurred by Lender, and secondly in or toward payment of such parts of the Obligations of the Undersigned to Lender in such manner and order as Lender may in its sole discretion determine, and any residue of such moneys so received shall be paid to the Undersigned. Lender in appointing or refraining from appointing such receiver shall not incur any liability to the receiver, the Undersigned or otherwise and shall not in any way be responsible for any misconduct or negligence of any such receiver.

         (c) In addition to the rights and remedies specifically provided herein, Lender shall, upon the occurrence of an Event of Default, have the rights and remedies of a secured party under the Code and other applicable legislation and as otherwise provided by applicable law.

         (d) If the disposition of the Collateral fails to satisfy all of the Obligations, the Undersigned shall be liable to pay for any deficiency on demand.

         (e) When required to do so by the Code, Lender shall give to the Undersigned the written notice required by the Code of any intended disposition of the Collateral by serving such notice personally on the Undersigned or by mailing such notice by registered mail to the last known address of the Undersigned or by any other method authorized or permitted by the Code.

11.      ACCOUNTS.

         In addition to the remedies set out in paragraph 10 hereof, Lender may collect, realize, sell or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and conditions and at such time or times after the occurrence of an Event of Default as may seem to it advisable and without notice to the Undersigned (except in the case of sale and then subject to subparagraph 10(e) hereof). Lender shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Accounts or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of Lender, the Undersigned or any other person, firm or corporation in respect of the same. All moneys collected or received by the Undersigned in respect of the Accounts shall be received as trustee for Lender and shall be forthwith paid over to Lender. All moneys collected or received by Lender in respect of the Accounts or other Collateral may be applied, after deduction of the reasonable expenses of realization from the money collected and subject to any applicable requirements of the Code, on account of such parts of the Obligations of the Undersigned as to Lender deems best or in the discretion of Lender may be released to the Undersigned, all without prejudice to the liability of the Undersigned or Lender' right to hold and realize this security.

12.      CHARGES AND EXPENSES.

         (a) Upon the Undersigned's failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any or all of such duties, without waiving any rights to enforce this General Security Agreement, and the Undersigned shall pay to Lender, forthwith upon written demand therefor, an amount equal to the costs, fees and expenses incurred by Lender in so doing (including, without limiting the generality of the foregoing, costs, fees and expenses associated with legal advice and services).

         (b) Lender may charge on its own behalf and pay to others reasonable sums for costs, fees and expenses incurred and for services rendered (including, without limiting the generality of the foregoing, legal advice and services) in or in connection with seizing, repossessing, retaking, repairing, insuring, realizing, disposing of, retaining or collecting the Collateral or any part thereof, and such sums shall be a first charge on the proceeds of such realization, disposition or collection. Subject to any applicable requirements of the Code and the provisions of paragraph 10 hereof, the proceeds of any such disposition of any Collateral may be applied by Lender to the payment of all such costs, fees and expenses and any balance of such proceeds may be applied by Lender towards the payment of the Obligations in such order of application as Lender may from time to time determine.

         (c) All of the above costs, fees and expenses and all amounts borrowed on the security of the Collateral under paragraph 10 hereof shall bear interest at a rate equal to two percent (2.0%) per annum above the Interest Rate (as such term is defined in the Loan Agreement) then in effect under the Loan Agreement and shall be Obligations under this General Security Agreement.

13.      FURTHER ASSURANCES.

         The Undersigned shall from time to time forthwith on Lender's request furnish further assurance of title to the Collateral and further security to Lender and execute and deliver all such financing statements, further assignments, documents and instruments, and do or make all such further acts, matters and things as may be required by Lender with respect to the Collateral or any part thereof or as may be required or desirable to give effect to the purposes and provisions of this General Security Agreement, and the Undersigned further covenants and agrees to pay all costs and expenses incurred in connection therewith. The Undersigned hereby irrevocably constitutes and appoints Lender the true and lawful attorney of the Undersigned, with full power of substitution, to do, make, sign, execute and deliver on behalf of the Undersigned all such statements, assignments, documents, instruments, acts, matters and things, as the Undersigned has agreed by these presents to do, make, sign, execute or deliver or as may be required by Lender to give effect to these presents or in the exercise of the powers on Lender hereby conferred, with the right to use the name of the Undersigned, whenever and wherever Lender may deem it necessary or expedient to do so. The power of attorney granted herein may be exercised in the name and on behalf of the successors or assigns of the Undersigned. None of the powers hereby granted shall be revoked by the bankruptcy of the Undersigned.

14.      DEALINGS BY LENDER.

         Lender may grant extensions of time, additional advances, renewals, extensions and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Undersigned, debtors of the Undersigned, sureties and others and with the Collateral and other securities as Lender may see fit without prejudice to the liability of the Undersigned or Lender's rights under this General Security Agreement.

15.      GENERAL.

         The Undersigned and Lender further agree that:

         (a) This General Security Agreement shall constitute and be a continuing security agreement in every respect, shall not be considered as satisfied or discharged by any intermediate payment of all or any part of the Obligations and shall be in addition to and not in substitution for any other security now or hereafter held by Lender.

         (b) Nothing in this General Security Agreement shall obligate Lender to make any loan or accommodation to the Undersigned or to grant, continue, renew or extend the time for payment or satisfaction of the Obligations.

         (c) Any failure by Lender to exercise any right set out in this General Security Agreement shall not constitute a waiver thereof. No remedy for the enforcement of the rights of Lender hereunder shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised in whole or in part, independently or in combination.

         (d) The security interests and liens created or provided for by this General Security Agreement are intended to attach to Collateral existing when this General Security Agreement is signed by the Undersigned and delivered to Lender (or in the case of property acquired subsequent thereto, immediately upon the Undersigned acquiring any rights in such property). The Undersigned acknowledges that it has received value and has (or in the case of after acquired property, will have) rights in the Collateral. The parties do not intend to postpone the attachment of any security interest or lien created hereby. For greater certainty, it is declared that any and all future loans, advances or other value which Lender may in its discretion make or extend to or for the account of the Undersigned shall be secured by this General Security Agreement.

         (e) All rights of Lender hereunder shall be assignable and in any action brought by an assignee to enforce such rights, the Undersigned shall not assert against the assignee any claim or defense which the Undersigned now has or may hereafter have against Lender.

         (f) This General Security Agreement shall inure to the benefit of and be binding upon Lender and the Undersigned, their successors and assigns.

         (g) If the Collateral or any part thereof is being sold or delivered to the Undersigned by Lender, title and ownership of each part of the Collateral shall not pass to the Undersigned but shall be and remain in Lender until all Obligations in respect of each such part are paid or performed in full.

         (h) If more than one person executes this General Security Agreement, then obligations hereunder shall be joint and several and the Obligations shall include those of all or any one or more of them.

         (i) This General Security Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         (j) In this General Security Agreement words importing number shall include the singular and the plural, words importing gender shall include all genders and the word "person" shall include all firms, corporations, trusts, partnerships and other forms of association.

         (k) The headings of the paragraphs hereof are inserted for convenience of reference only and shall not affect the interpretation or construction of this General Security Agreement.

         (l) Time shall be of the essence of this General Security Agreement and of each and every part hereof.

         (m) This General Security Agreement shall be deemed effective upon Lender's acceptance thereof. This General Security Agreement will be governed in all respects by the laws of the State of Georgia.

         (n) No modification of or amendment to this General Security Agreement shall be valid or binding unless set forth in writing and duly executed by the Undersigned and Lender and no waiver of any breach of any term or provision of this General Security Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

         (o) Any provision of this General Security Agreement, as amended from time to time, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidation of the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

16.      NOTICES.

         Except as otherwise provided in this General Security Agreement, any notice, demand, request, consent or approval which is required or permitted to be given or made by one party to any other pursuant to any provision of this General Security Agreement or as otherwise required by applicable law shall be given or made in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless expressly provided herein, have been validly served, given or delivered immediately when delivered against receipt one business day after deposit in the mail, postage prepaid, or with an overnight courier or in the case of facsimile notice, when sent, addressed as follows:

         If to the Undersigned:     Hayes Corporation
                                    1300 Quince Orchard Boulevard
                                    Gaithersburg, Maryland  20878
                                    Attention:  President
                                    Telecopy:  (301) 921-9149


         If to Lender:              The CIT Group/Credit Finance, Inc.
                                    1211 Avenue of the Americas
                                    21st Floor
                                    New York, New York  10036
                                    Attention: Marcia L. Karetsky, Esq.
                                               Legal Department
                                    Telecopy: (212) 408-6068

or such other address as each party may designated for itself by notice given in accordance with this paragraph.

17.      COPY OF GENERAL SECURITY AGREEMENT.

         The Undersigned hereby acknowledges receipt of a copy of this General Security Agreement. The Undersigned expressly waives the right to receive a copy of any financing statement or financing change statement which may be registered by Lender in connection with this General Security Agreement or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law.

         IN WITNESS WHEREOF, the Undersigned has executed this General Security Agreement under seal, this 2nd day of January, 1998.


ATTEST:                                     HAYES CORPORATION, FORMERLY KNOWN AS
                                            ACCESS BEYOND, INC.

   /s/                                      By:   /s/ Ronald Howard
--------------------------                      -------------------------
Secretary
                                            Title:   CEO
[CORPORATE SEAL]                                  -----------------------


Accepted and Agreed to:

THE CIT GROUP/CREDIT FINANCE, INC.


By: /s/ Camye Sarrett
   --------------------------

Title:   AVP
      -----------------------

Date:   January 2, 1998
     ------------------------

                                   SCHEDULE A

                       (SUBPARAGRAPHS 2(E), 3(D) AND 3(E))

                                LEGAL DESCRIPTION
                           ALL LOCATIONS OF COLLATERAL


Location of Chief Executive Office:

         1300 Quince Orchard Boulevard
         Gaithersburg, Maryland  20878


Locations of Records relating to Collateral

         1300 Quince Orchard Boulevard
         Gaithersburg, Maryland  20878



Locations of Collateral

         1300 Quince Orchard Boulevard
         Gaithersburg, Maryland  20878